Exhibit 99.1

SETTLEMENT AGREEMENT I

This Settlement Agreement I (“Agreement”) is made, as of  August 14, 2006 (the “Effective Date”), among Delta and Pine Land Company, a Delaware corporation with its principal offices at One Cotton Row, Scott, Mississippi 38772 (“DPL”), D&M International LLC, a Missouri Limited Liability Company with its principal offices at One Cotton Row, Scott, Mississippi 38772 (“D&M”), D&PL International Technology Corp., a Delaware corporation with its principle offices at One Cotton Row, Scott, Mississippi 38772 (“DITC”) and Monsanto Company, a Delaware corporation with its principal place of business at 800 N. Lindbergh Blvd., St. Louis, Missouri 63167 (“Monsanto”).

WHEREAS, DPL and Monsanto have on this date entered into an Agreement and Plan of Merger (“Merger Agreement”); and

WHEREAS, the Parties have instituted certain arbitration and litigation proceedings as set forth below (the “Subject Proceedings”); and

WHEREAS, the Parties have come to certain agreements in connection with the  disputes that have been raised in the Subject Proceedings on terms set forth in this Agreement; and

WHEREAS, the Parties may have other claims against each other, whether asserted or as yet unasserted, which are intended to be preserved and not released or affected by this Agreement;

NOW, THEREFORE, in consideration of the mutual agreements, covenants, and commitments set forth herein, the Parties understand the meaning and legal effect of entering into this Agreement and hereby agree as follows:

1.    Definitions.    For purposes of this Agreement, the following definitions shall apply to the terms set forth below, and such terms may be used either in the singular or plural context:

(a)                                  “Affiliate” shall mean, with respect to a Party, any Person that directly or indirectly, whether through one or more intermediaries, Controls, is Controlled By, or is under Common Control with a Party.

(b)                                 “Claim” shall mean any and all claims, counterclaims, demands, actions, causes of action, suits, damages, liabilities, judgments, debts, claims over, accounts, warranties, liens, costs or expenses whatsoever, wherever arising, and whether based in contract law, tort law, equity, statute, or regulation, whether known or unknown.   A Claim shall include, but not be limited to, any and all actions or claims for injunctive relief, patent infringement, violations of the antitrust or competition laws, false advertising, unfair or deceptive acts or practices, product disparagement, unfair competition, restraint of trade, trade secret misappropriation, breach of contract, conversion, fraud, deceit, contempt, violations of court orders or injunctions, costs, and/or attorney fees.  A Claim shall not include any payments due or other obligations owed under contracts or agreements between the Parties or one or more of their Affiliates made prior to the Effective Date of this Agreement that have not been terminated herein or that were not otherwise at issue in the Subject Proceedings.

(c)                                  “Control,” “Controlled By,” or “under Common Control With” shall mean (i) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting equity interest in a Person, and (ii) the ability, directly or indirectly, to direct or cause the direction of the management and policies of that entity, whether through ownership of voting securities, by contract, or otherwise.

(d)                                 “DPL Parties” shall mean DPL, D&M and DITP.

(e)                                  “Monsanto Parties” shall mean Monsanto Company (“Monsanto”).

(f)                                    “Parties” shall mean the DPL Parties and the Monsanto Parties.

“Party” shall mean one of DPL, D&M Partners, or Monsanto.

(g)                                 “Person” shall mean any individual, corporation, proprietorship, firm, partnership, limited liability company, trust, association, or other form of business entity, whether formed under the laws of any state of the United States, the District of Columbia, or the laws of any foreign country or any state or political subdivision thereof.

(h)                                 “Subject Proceedings” shall mean, collectively, the following litigation and arbitration proceedings:

(i)            Delta and Pine Land Company, et al. v. Monsanto Company, No. 1970-N, filed in the Court of Chancery of the State of Delaware, New Castle County (“Delaware Litigation”);

(ii)           Delta and Pine Land Company; D&PL International Technology Corp.; and D&M International, LLC. v. Monsanto Company, No. 50133T0013106, an arbitration proceeding pending under the jurisdiction of the American Arbitration Association (“ICS Arbitration”); and

(iii)          Delta and Pine Land Company v. Monsanto Company, No. 50 181 T 00283 06, an arbitration proceeding pending under the jurisdiction of the American Arbitration Association (“May 2006 Arbitration”); and

(iv)          Delta and Pine Land Company v. Monsanto Company, No. 06 DU CC00022, filed in Dunklin County Circuit Court, Dunklin County, Missouri (“Missouri I Litigation”), and

(v)           Monsanto Company v. Delta and Pine Land Company, No. 06CC-000761, pending in the Circuit Court of St. Louis County, Missouri (“Missouri II Litigation”).

(i)                                     “Third Party” shall mean any Person other than the Monsanto Parties, the DPL Parties, and any of the Parties’ Affiliates.

2.             Treatment of Subject Proceedings.  Upon execution of the Merger Agreement, the Parties shall take the following actions and agree to the following terms:

(a)           D&PL and Monsanto shall execute the Amendment to Roundup Ready Soybean License and Seed Services Agreement of September 1, 2001, as previously amended, in the form of Exhibit A.

(b)           Within 15 days of the execution of the Merger Agreement, Monsanto shall pay to DPL the amount of Two Million One Hundred Sixty-Seven Thousand Eight Hundred Seventy-Three Dollars and Eighty-Nine Cents (US $2,167,873.89) in readily available funds.

(c)           The Parties shall file with the appropriate court a Stipulation of Dismissal with Prejudice of the Delaware Litigation, with each Party to bear its own attorneys’ fees and costs, in the form of Exhibit B.

(d)           The Parties shall file with the appropriate court a Stipulation of Dismissal with Prejudice of the Missouri I Litigation, with each Party to bear its own attorneys’ fees and costs, in the form of Exhibit C.

(e)           The Parties shall file with the American Arbitration Association and the appropriate arbitration panel a Motion to Stay Proceedings in the ICS Arbitration, in the form of Exhibit D.  The  Parties further agree that they will take all reasonable efforts to have the ICS Arbitration proceedings stayed until expiration of the Outside Date (as that term is used in the Merger Agreement).  In the event that the Merger Agreement is terminated by DPL under Section 9.04(d) thereof, DPL and its Affiliates shall use their best efforts, but consistent with their contractual duties to MDM Sementes de Algodao, Ltda. (“MDM”), to have the ICS Arbitration dismissed with prejudice by promptly filing a Stipulation of Dismissal with Prejudice, with each Party to bear its own attorneys’ fees and costs, in the form of Exhibit E.  In any event, however, DPL and its Affiliates shall assign to or otherwise transfer to Monsanto DPL’s or its Affiliates’ contractual share, as of the Effective Date of the Agreement, of any and all recovery entered against Monsanto or its Affiliates in connection with the ICS Arbitration.  During the period in which the ICS Arbitration is stayed, (i) DPL agrees that none of the DPL Parties or their Affiliates shall, either directly or indirectly, assert or initiate any Claims, proceedings or other challenges (formal or informal) to the Indemnity Collection System of Monsanto or any of its Affiliates applicable to Brazil, and (ii) Monsanto agrees that technology fees, net of costs of collection (not including internal costs) collected through the ICS system in Brazil for Bollgard® seed  shall be distributed 44% to DPL or its Affiliates and 56% to Monsanto or its Affiliates.  In determining the percentage distributed to DPL or its Affiliates, Monsanto shall receive credit for any amounts paid to MDM. The Parties agree that the agreements and actions provided for in the preceding sentence shall be without prejudice to any position that may be taken either Party in the May 2006 Arbitration should the stay be lifted, and no evidence concerning these agreements and actions may be introduced into evidence or referenced to in the May 2006 Arbitration.

(f)            The Parties shall file with the American Arbitration Association and the appropriate arbitration panel a Motion to Stay Proceedings in the May 2006 Arbitration, in the form of Exhibit F, as it relates to DPL’s claims therein regarding Egypt and Burkina Faso.  The  Parties further agree that they will take all reasonable efforts to have the proceedings regarding Egypt and Burkina Faso stayed until expiration of the Outside Date (as that term is used in the Merger Agreement).  In addition, the Parties shall file with the American Arbitration Association and the appropriate arbitration panel a Stipulation of Dismissal with Prejudice in the May 2006 Arbitration, with each Party to bear its own attorneys’ fees and costs, in the form of Exhibit G, as to all of DPL’s Claims arising from or relating to its contention that any of the Monsanto Parties failed to satisfy its “most favored licensee” obligations in connection with its dealings with Stoneville Pedigreed Seeds (“Stoneville”) or its Affiliates — regardless whether Stoneville was an Affiliate of any of the Monsanto Parties.

(g)           The Parties shall file with the appropriate court a Stipulation of Dismissal with Prejudice of the Missouri II Litigation, with each Party to bear its own attorneys’ fees and costs, in the form of Exhibit G.

3.             Mutual Releases.

(a)           By the Monsanto Parties:  The Monsanto Parties and their Affiliates hereby release and discharge each of the DPL Parties, their respective Affiliates, assigns, predecessors, and successors, and any and all of those Persons’ past, present, and future officers, directors, employees, agents, licensees and attorneys from all Claims that each of the Monsanto Parties and their respective Affiliates, assigns, predecessors, and successors, and all of those Persons’ past, present, and future officers, directors, employees, agents, and attorneys ever had, now have, or may have for, upon, or by reason of, any matter whatsoever, through the date of this Agreement, arising from, encompassed by, or related to any and all matters (i) alleged in the Missouri I and Missouri II Litigations, and/or (ii) relating to DPL’s contention in the May 2006 Arbitration that any of the Monsanto Parties failed to satisfy its “most favored licensee” obligations in connection with its dealings with Stoneville Pedigreed Seeds (“Stoneville”) or its Affiliates — regardless whether Stoneville was an Affiliate of any of the Monsanto Parties.

(b)           By the DPL Parties:  The DPL Parties and their Affiliates hereby release and discharge each of the Monsanto Parties, their respective Affiliates,

assigns, predecessors, and successors, and any and all of those Persons’ past, present, and future officers, directors, employees, agents, licensees and attorneys from all Claims that each of the DPL Parties and their respective Affiliates, assigns, predecessors, and successors, and all of those Persons’ past, present, and future officers, directors, employees, agents, and attorneys ever had, now have, or may have for, upon, or by reason of, any matter whatsoever, through the date of this Agreement, arising from, encompassed by, or related to any and all matters (i) alleged in the Missouri I and Missouri II Litigations, and/or (ii) relating to DPL’s contention in the May 2006 Arbitration that any of the Monsanto Parties failed to satisfy its “most favored licensee” obligations in connection with its dealings with Stoneville Pedigreed Seed Company (“Stoneville”) or its Affiliates — regardless whether Stoneville was an Affiliate of any of the Monsanto Parties.  In the event that the Merger Agreement is terminated by DPL under Section 9.04(d) thereof, the foregoing release shall also include, effective as of the date of such termination, all Claims arising from, encompassed by, or related to any and all matters asserted in the ICS Arbitration.

(c)           Parties Not Released:  The releases set forth in paragraphs 3(a) and 3(b) of this Agreement do not include any Claim by any Party or its Affiliates against (and are expressly not for the benefit of) any Third Party not specifically referred to or described in Paragraphs 3(a) or 3(b) hereof.

(d)           Matters Not Released:

Solely for the avoidance of doubt, the Parties agree that only the claims asserted within the Subject Proceedings and identified above are the subject of the above releases or other resolution of disputes set forth above in this Paragraph 3.

4.             Covenant Not to Sue.   The DPL Parties and their respective Affiliates on the one hand and the Monsanto Parties and their respective Affiliates on the other expressly covenant never to institute or prosecute against the other in any administrative proceeding, arbitration proceeding, suit, or action of any kind or nature whatsoever, at law or in equity, any Claim released in this Agreement;

provided that nothing contained in this paragraph shall release, remise, discharge or acquit a Party’s claims, regardless of the legal theory upon which they are based, against any other Party for the alleged breach of or to seek the enforcement of this Agreement.  Provided, however, nothing in this Agreement shall affect any Claim or counterclaim in Delta and Pine Land Company v. Monsanto Company, 2005-IA-00015-SCT, consolidated with Delta and Pine Land Company v. Monsanto Company, 2005-IA-00016-SCT, or Delta and Pine Land Company v. Monsanto Company, et al., Civil Action No. 2000-1, pending in the Circuit Court of the First Judicial District of Bolivar County, State of Mississippi, or in any other legal proceeding or arbitration not otherwise specifically released herein.

5.             No Transfer of Released Claims.     Each Party hereto represents and warrants that it has not prior to the Effective Date, and will not in the future, sell, transfer, assign or othewise hypothecate to any Third Party that would not be bound hereby any Claim released by this Agreement existing prior to the date hereof and each Party will defend, indemnify and hold harmless the other Party from any actions by any Third Party asserting any such Claim.

6.             Denial of Liability.   Each Party hereto expressly denies any liability with respect to the Claims made against it in the Subject Proceedings.

7.             Future Discovery.   Each Party acknowledges that it may hereafter discover facts relating to the Subject Proceedings that occurred prior to the date of this Agreement that are different from, or in addition to, those which it now knows or believes to be true, and each Party agrees that this Agreement shall be and remain effective and applicable in all respects, notwithstanding such different or additional facts, or the discovery thereof.

8.             Binding Nature.  This Agreement shall be binding upon, impose obligations upon, and inure to the benefit of each of the Parties, their respective Affiliates, and their respective permitted successors and assigns.

9.             Governing Law.   The internal laws of the State of Delaware (excluding its choice of law or conflicts of law provisions) shall govern the interpretation, performance and enforcement of this Agreement.

10.           Submission to Jurisdiction.  Each of the Parties irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other Party hereto or its successors or assigns shall be brought and determined exclusively in the Delaware Court of Chancery, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in the United States District Court for the District of Delaware.  Each of the Parties hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court or tribunal other than the aforesaid courts.  Each of the Parties hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason, (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by the applicable law, any claim that (x) the suit, action or proceeding in such court is brought in an inconvenient forum, (y) the venue of such suit, action or proceeding is improper or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

11.           Waiver of Jury Trial.  Each Party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such Party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated by this Agreement.  Each party to this Agreement certifies and acknowledges that (i) no representative of any other Party has represented, expressly or otherwise, that such other Party would not seek to enforce the foregoing waiver in the event of a legal action, (ii) such Party has considered the implications of this waiver, (iii) such Party makes this waiver voluntarily, and (iv) such Party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications contained in this paragraph.

12.           Entire Agreement.   This Agreement constitutes the entire agreement between the Parties relating to the subject matter hereof, and all prior negotiations and understandings between the Parties relating to the subject matter hereof shall be deemed merged into this Agreement.

13.           Voluntarily and Knowingly.    The Parties each acknowledge that they have read this Agreement and understand all of its terms, and that these documents are being executed voluntarily, without duress, and with full knowledge of their legal significance.  The Parties each acknowledge that they have received independent legal advice from their respective attorneys with respect to the legal consequences of entering into these agreements.

14.           Construction.  The Parties agree that in the event of any dispute concerning the interpretation or construction of this Agreement, no presumption shall exist with respect to the Party initially drafting the Agreement.  The Parties each agree they have had ample opportunity to influence the choice of language and terms in this Agreement.

15.           Representations.   The DPL Parties and Monsanto Parties each represent and warrant that they have full capacity and authority to settle,

compromise, and release their Claims and the Claims of their respective Affiliates as set forth herein, and that no other person or entity has, or will in the future, acquire or have any right to assert against any person or entity released by this Agreement any portion of that Party’s or its Affiliates’ released Claims.

16.           Sufficiency of Consideration.   Other than the obligations set forth in this Agreement, the Parties each acknowledge and agree that no additional consideration is required or owing to the other, and that sufficient consideration has passed between them to render the Agreement valid and enforceable.

17.           Modifications.   This Agreement may not be amended, altered, or modified, in whole or in part, except by an instrument in writing executed by the Parties thereto.

18.           Waiver.   Any failure by any Party to this Agreement to insist upon the strict performance by another Party of any of the provision of this Agreement shall not be deemed a waiver of any of the provisions of this Agreement and such Party, notwithstanding such failure, shall have the right thereafter to insist upon the specific performance of any and all of the provisions of this Agreement.  There shall be no estoppel against the enforcement of any provision of this Agreement, except by written instruments signed by the Party charged with the waiver or estoppel; no written waiver shall be deemed a continuing waiver unless specifically stated therein, and the written waiver shall operate only as to the specific term or condition waived, and not for the future or as to any other act than that specifically waived.

19.           Severability.   If any clause, provision, or section of this Agreement shall, for any reason, be held illegal, invalid or unenforceable, the Parties shall negotiate in good faith and in accordance with reasonable standards of fair dealing, a valid, legal, and enforceable substitute provision or provisions that most nearly reflect the original intent of the Parties under this Agreement in a manner that is commensurate in magnitude and degree with the changes arising as a result of any such substitute provision or provisions.  All other provisions in this Agreement shall remain in full force and effect and shall be construed in order to carry out the original intent of the

Parties as nearly as possible (consistent with the necessary reallocation of benefits) and as if such invalid, illegal, or unenforceable provision had never been contained herein.

20.           Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be considered and shall have the force and effect of an original and all of which together shall constitute one and the same document.

21.           Headings.   The various headings used in this Agreement are for reference purposes only and are not to be used in interpreting the text of the paragraph in which they appear or to which they relate.

22.           Notices.   Any notice required or permitted by this Agreement shall be in writing and served either (1) by hand delivery or (2) by facsimile and United States mail, first-class, postage prepaid, and addressed to the facsimile and address set forth below:

If to the DPL Parties:

Delta and Pine Land Company

Office of the Chief Executive Officer

One Cotton Row

Scott, MS 38772

Fax: (662) 742-3795

or such other person and/or address as DPL designates in writing.

If to the Monsanto Parties:

Monsanto Company

Office of the General Counsel

800 North Lindbergh Blvd.

Building A

St.  Louis, MO 63167

Fax: (314) 694-6399

or such other person and/or address as Monsanto designates in writing.

23.           Attachments and Exhibits.   The Attachments and Exhibits form an integral part of this Agreement.

Signature page to follow

D&M International LLC		DELTA AND PINE LAND COMPANY

By	D&PL International Technology Corp.

By	/s/ R. D. Greene	By	/s/ R. D. Greene

Title	Senior VP	Title	Senior VP

Date	August 14, 2006	Date	August 14, 2006

MONSANTO COMPANY		D&PL International Technology Corp.

By	/s/ Terrell K. Crews	By	/s/ R. D. Greene

Title	Chief Financial Officer	Title	Senior VP

Date	August 14, 2006	Date	August 14, 2006

EXHIBIT A

AMENDMENT TO ROUNDUP READY® SOYBEAN LICENSE AND SEED SERVICES
AGREEMENT OF SEPTEMBER 1, 2001

Delta and Pine Land Company, a Delaware corporation, and Monsanto Company, a Delaware corporation, are parties to a certain Roundup Ready® Soybean License and Seed Services Agreement of September 1, 2001 (hereinafter referred to as the “Agreement”).

All capitalized terms, not otherwise defined in this Amendment, shall have the meanings defined in the Agreement.

The parties agree to amend the Agreement, effective as of the 2007 growing season, as follows:

1.                                       In Subsection 3.10(b), delete the words in the first parenthetical “replants and.”  At the end of that Subsection, add the following sentence, “For the avoidance of doubt, the parties agree that the number of UNITS sold by LICENSEE less returns to LICENSEE from its direct customers shall be the “net number of UNITS transferred to growers” in calculating the ROYALTY.  UNITS that are sold and later must be replanted as well as UNITS sold for replanting purposes are to be included in “net number of UNITS transferred to growers”.”

All other terms and conditions of the Agreement remain the same.

DELTA AND PINE LAND COMPANY	MONSANTO COMPANY

By	By

Title	Title

Date	Date

EXHIBIT B

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE
IN AND FOR NEW CASTLE COUNTY

DELTA AND PINE LAND COMPANY,	)
Et al.,	)
Plaintiffs,	)	Civil Action 1970-N
)
v.	)
)
MONSANTO COMPANY,	)
)
Defendant.	)

STIPULATION OF DISMISSAL WITH PREJUDICE

Plaintiffs and Defendant hereby dismiss with prejudice all of their respective claims and counterclaims herein.  Each party to bear its own costs and attorneys’ fees.

[Signature block for Plaintiff’s counsel]

[Signature block for Defendant’s counsel]

EXHIBIT C

IN THE CIRCUIT COURT OF DUNKLIN COUNTY, MISSOURI

DELTA AND PINE LAND COMPANY,	)
)
Plaintiffs,	)	Case. No. 06 DU — CC00022
)
v.	)
)
MONSANTO COMPANY,	)
)
Defendant.	)

STIPULATION OF DISMISSAL WITH PREJUDICE

Plaintiff and Defendant hereby dismiss with prejudice all of their respective claims and counterclaims herein.  Each party to bear its own costs and attorneys’ fees.

[Signature block for Plaintiff’s counsel]

[Signature block for Defendant’s counsel]

EXHIBIT D

AMERICAN ARBITRATION ASSOCIATION

DELTA AND PINE LAND COMPANY,	)
D&PL INTERNATIONAL TECHNOLOGY	)
CORP., AND D&PL INTERNATIONAL, LLC,	)
)
Claimants,	)	No. 50133T0013106
)
vs.	)
)
MONSANTO COMPANY,	)
)
Respondent.	)

JOINT MOTION TO STAY PROCEEDINGS

In conjunction with a potential negotiated resolution of this dispute, the parties hereto jointly move for a stay of the proceedings.

[Claimants’ counsel signature block]

[Respondent’s counsel signature block]

EXHIBIT E

AMERICAN ARBITRATION ASSOCIATION

DELTA AND PINE LAND COMPANY,	)
D&PL INTERNATIONAL TECHNOLOGY	)
CORP., AND D&PL INTERNATIONAL, LLC,	)
)
Claimants,	)	No. 50133T0013106
)
vs.	)
)
MONSANTO COMPANY,	)
)
Respondent.	)

STIPULATION OF DISMISSAL WITH PREJUDICE

Claimants and Respondent hereby dismiss with prejudice all of their respective claims and counterclaims herein.  Each party to bear its own costs and attorneys’ fees.

[Signature block for Plaintiff’s counsel]

[Signature block for Defendant’s counsel]

EXHIBIT F

AMERICAN ARBITRATION ASSOCIATION

DELTA AND PINE LAND COMPANY,	)
)
Claimant,	)	Claim No. 50 181 T 00283 06
)
v.	)
)
MONSANTO COMPANY,	)
)
Respondent.	)

JOINT MOTION TO STAY PROCEEDINGS

In conjunction with a potential negotiated resolution of this dispute, the parties hereto jointly move for a stay of the proceedings as they relate to Delta and Pine Land’s claims regarding Egypt and Burkina Faso.

[Claimants’ counsel signature block]

[Respondent’s counsel signature block]

EXHIBIT G

AMERICAN ARBITRATION ASSOCIATION

DELTA AND PINE LAND COMPANY,	)
)
Claimant,	)	Claim No. 50 181 T 00283 06
)
v.	)
)
MONSANTO COMPANY,	)
)
Respondent.	)

STIPULATION OF DISMISSAL WITH PREJUDICE

Claimant and Respondent hereby dismiss with prejudice all of their respective claims and counterclaims herein as  to all of Delta and Pine Land’s claims arising from or relating to its contention that Monsanto or its affiliates failed to satisfy its “most favored licensee” obligations in connection with its dealings with Stoneville Pedigreed Seed Company (“Stoneville”) or Stoneville’s Affiliates—regardless whether Stoneville was an Affiliate of any of the Monsanto Parties.  Each party to bear its own costs and attorneys’ fees.

[Signature block for Plaintiff’s counsel]

[Signature block for Defendant’s counsel]

EXHIBIT H

IN THE CIRCUIT COURT OF ST. LOUIS COUNTY
STATE OF MISSOURI

MONSANTO COMPANY,		)
)
Plaintiffs,		)
)
v.		)	Cause No. 06CC-000761
		)	Division 36
DELTA AND PINE LAND COMPANY,		)
)
D&PL INTERNATIONAL		)
TECHNOLOGY CORP.,		)
)
)
D&M INTERNATIONAL LLC, and		)
)
MDM MAEDA DELTA PINE		)
MONSANTO ALGODAO LTDA.,		)
Serve:	BCRA Co.	)
221 Bolivar Street, Suite 101)
Jefferson City, MO 65101)
)
Defendants.		)

STIPULATION OF DISMISSAL WITH PREJUDICE

Plaintiff and Defendant hereby dismiss with prejudice all of their respective claims and counterclaims herein.  Each party to bear its own costs and attorneys’ fees.

[Signature block for Plaintiff’s counsel]

[Signature block for Defendant’s counsel]